UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders held on May 23, 2023 (the “Annual Meeting”), the shareholders of Welltower Inc. (the “Company”) elected the ten directors nominated by the board of directors of the Company (the “Board”) to serve until the 2024 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; approved the advisory proposal on the compensation of the Company’s named executive officers; and voted, on an advisory basis, to have future advisory votes on the compensation of the Company’s named executive officers every year. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2023 (the “2023 Proxy Statement”).

The tables below set forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal # 1 — The election of ten directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	406,976,064	30,173,761	292,569	24,459,151
Karen B. DeSalvo	435,732,534	1,458,505	251,355	24,459,151
Philip L. Hawkins	421,547,323	15,612,225	282,846	24,459,151
Dennis G. Lopez	429,005,192	8,154,261	282,941	24,459,151
Shankh Mitra	435,607,458	1,553,004	281,932	24,459,151
Ade J. Patton	433,979,418	3,193,027	269,949	24,459,151
Diana W. Reid	433,989,934	3,197,290	255,170	24,459,151
Sergio D. Rivera	433,969,396	3,180,846	292,152	24,459,151
Johnese M. Spisso	428,984,860	8,182,136	275,398	24,459,151
Kathryn M. Sullivan	427,677,704	9,508,968	255,722	24,459,151

Each of the directors was elected at the Annual Meeting.

Proposal #2 — The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstentions	Broker Non-Votes
440,020,061	21,492,128	389,356	0

This proposal was approved at the Annual Meeting.

Proposal #3 — The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the 2023 Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
226,487,722	210,356,346	598,326	24,459,151

This proposal was approved at the Annual Meeting.

Proposal #4 — An advisory vote on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
423,190,210	354,568	13,553,311	344,305	24,459,151

A frequency of every year was approved under this proposal at the Annual Meeting. In accordance with the Board’s recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote to approve the compensation of its named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

Date: May 24, 2023	By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Executive Vice President – General Counsel & Corporate Secretary